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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 14, 2002

THE AES CORPORATION
(exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	0-19281 (Commission File No.)	54-1163725 (IRS Employer ID No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
 (703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 9. Regulation FD Disclosure

        On August 14, 2002, each of the Principal Executive Officer, Paul T. Hanrahan, and Principal Financial Officer, Barry J. Sharp, of The AES Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached as Exhibit 99.1 and 99.2 to this report.

        On August 14, 2002, The AES Corporation (the "Company") submitted to the Securities and Exchange Commission a written certification from the chief executive officer and chief financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's Report on Form 10-Q for the quarter ended June 30, 2002. A copy of the statement is attached as Exhibit 99.3 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
DATE: August 14, 2002	by:	/s/ WILLIAM R. LURASCHI Senior Vice President and General Counsel

Index to Exhibits

99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002
99.3	Certification by Chief Executive Officer and Chief Financial Officer of Form 10-Q for the quarter ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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  Item 9. Regulation FD Disclosure
SIGNATURES
Index to Exhibits